SAFE IDEA, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 11, 2005

The undersigned hereby appoints Tolan S. Furusho, Attorney at Law. As true lawful agent and proxy with full power of substitution in each, to represent the undersigned in all matters coming before the Annual Meeting of Shareholders of Safe Idea, Inc., to be held at the Law Offices of Tolan S. Furusho, 2200 112th Avenue NE, Bellevue, Washington 98004, at 1:00 PM Pacific Time, on April 11, 2005, and any adjournments thereof, and to vote as follows:

1. ELECTION OF DIRECTORS Nominees: David Campbell, Carol Allen

                  _______ VOTE FOR all nominees listed above.

                  _______ VOTE WITHHELD from all nominees listed above

2. CONFIRMATION OF MADSEN & ASSOCIATES, CPA'S, INC. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEARS 2002, 2003 AND 2004:

                  FOR:____ AGAINST:____              ABSTAINED:____

3. CONFIRMATION OF NATIONAL STOCK TRANSFER, INC. TO ACT AS REGISTRAR AND TRANSFER AGENT FOR FISCAL YEAR 2004:

                  FOR:____ AGAINST:____              ABSTAINED:____

4. TO INCREASE THE CORPORATION'S AUTHORIZED SHARE CAPITAL TO 100,000,000 COMMON AND 10,000,000 PREFERRED SHARES, BOTH WITH A PAR VALUE OF $0.0001:

                  FOR_____AGAINST_____              ABSTAINED:_____

5. OTHER MATTERS:

          In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct

                  FOR:____ AGAINST:____              ABSTAINED:____


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT
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 CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS
PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEMS 1.



 PROXY NUMBER:                                       NUMBER OF SHARES

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PLEASE SIGN EXACTLY AS NAME
APPEARS BELOW
                                              --------------------------------
                                                             DATED

                                              --------------------------------
                                                       Signature

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                                                         Signature


Joint owners should each sign. Attorneys- in-fact, administrators, custodians, partners, or corporation officers should give full titles


PLEASE DATE, SIGN, AND RETURN THE ENCLOSED ENVELOPE PROMPLY.